UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2023

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. OTHER EVENTS.

On September 22, 2023, cbdMD, Inc. (the “Company”) announced that it adjourned the Company’s Special Meeting of Shareholders (the “Special Meeting”) until October 26, 2023 to provide additional time for the Company to obtain approval of the proposal as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 11, 2023 (the “Proxy Statement”).

The Company decided to continue the meeting until October 26, 2023 to solicit additional votes from its holders of Series A Preferred Stock for the proposal set forth in the Proxy Statement, as at the time of the meeting there were insufficient votes to approve the proposal.

The adjourned Special Meeting will reconvene on Thursday, October 26, 2023 at 1:00 p.m. (Eastern Time) virtually at https://agm.issuerdirect.com/ycbd. The record date for the Special Meeting remains the close of business on August 1, 2023.

Shareholders who have already voted do not need to recast their votes unless they wish to change their vote. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked, and shareholders who have previously submitted a proxy or otherwise voted need not take any action. During the period of adjournment, the Company will continue to solicit votes from its shareholders with respect to the proposal set forth in the Proxy Statement. No changes have been made in the proposal to be voted on by stockholders at the Special Meeting. The Company encourages all stockholders as of the record date on August 1, 2023 who have not yet voted to do so promptly.

The Company’s Proxy Statement, Definitive Additional Materials and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov. On September 22, 2023, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 8.01.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: September 25, 2023	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer